Exhibit 99.2
April 25, 2023 First Quarter Conference Call 2023

2 2 This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding: our plans, strategies and objectives for future operations; visibility and future utilization; energy transition or energy security; any projections of financial items including projections as to guidance and other outlook information; our share repurchase authorization or program; our ability to identify, effect and integrate acquisitions, joint ventures or other transactions, including the integration of the Alliance acquisition; the COVID-19 pandemic and oil price volatility and their respective effects and results; our protocols and plans; our current work continuing; the spot market; our spending and cost management efforts and our ability to manage changes; future operations expenditures; our ability to enter into, renew and/or perform commercial contracts; developments; our environmental, social and governance (“ESG”) initiatives; future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to market conditions; results from acquired properties; demand for our services; the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; the results and effects of the COVID-19 pandemic and actions by governments, customers, suppliers and partners with respect thereto; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ability to secure and realize backlog; the effectiveness of our ESG initiatives and disclosures; human capital management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our filings with the Securities and Exchange Commission ("SEC"), including our most recently filed Annual Report on Form 10-K, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements, which speak only as of their respective dates, except as required by law. INTRODUCTION Forward-Looking Statements

At Helix, our purpose is to enable energy transition through: Maximizing Existing Reserves Enhancing remaining production from mature oil and gas wells Lowering Decommissioning Costs Safely returning the seabed to its original state Offshore Renewables & Wind Farms Transitioning our energy economy to a sustainable model

4 4 • Executive Summary (pg. 5) • Operational Highlights (pg. 10) • Key Financial Metrics (pg. 20) • 2023 Outlook (pg. 23) • Sustainability and ESG (pg. 30) • Non-GAAP Reconciliations (pg. 33) • Questions and Answers PRESENTATION OUTLINE Agenda

5 Executive Summary

6 6 EXECUTIVE SUMMARY Summary of Results ($ in millions, except per share amounts, unaudited) Three Months Ended 3/31/23 3/31/22 12/31/22 Revenues 250 $ 150 $ 288 $ Gross profit (loss) 15 $ (19) $ 31 $ 6% (12)% 11% Net income (loss) (5) $ (42) $ 3 $ Diluted earnings (loss) per share (0.03) $ (0.28) $ 0.02 $ Adjusted EBITDA1 Business segments 46 $ 9 $ 65 $ Corporate, eliminations and other (11) (7) (16) Adjusted EBITDA1 $ 3 35 $ 49 $ Cash and cash equivalents2 $ 230 167 $ 187 $ Net Debt1 $ (1) 91 $ 75 $ Cash flows from operating activities (5) $ (17) $ 50 $ Free Cash Flow1 $ (18) (12) $ 21 $ 1 Adjusted EBITDA, Net Debt and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below 2 Excludes restricted cash of $3 million as of 3/31/23 and 12/31/22 and $73 million as of 3/31/22 Amounts may not add due to rounding

7 7 Financial Results • Net loss of $5 million, $(0.03) per diluted share • Adjusted EBITDA1 of $35 million • Operating cash flows of $(5) million • Free Cash Flow1 of $(12) million Operations • Approximate 122 days scheduled regulatory inspections and maintenance on the Q7000, Q5000, Seawell and Well Enhancer during Q1 • Well Enhancer and Seawell strong winter season utilization • Q7000 paid transit and mobilization to Asia Pacific and underwent approximately 53 days of dry dock enroute to New Zealand for decommissioning operations Awards • Renewables trenching project on windfarm offshore Taiwan • Added approximate 60-day decommissioning contract to Q7000’s Australia campaign EXECUTIVE SUMMARY First Quarter 2023 Highlights 1 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below Production Maximization $94 million 38% Decommissioning $145 million 58% Renewables $8 million 3% Other $3 million 1% Revenue by Core Market Quarter Ended March 31, 2023

8 8 Well Intervention • Well Intervention vessel fleet utilization 80% • 79% in the GOM • 68% in the North Sea and West Africa / Asia Pacific • 97% in Brazil • 15K IRS idle during quarter; 10K IRS mobilizing for contract offshore Australia Robotics • Robotics chartered vessels utilization 91% • 295 total vessel days (13 spot vessel days) • 156 days trenching utilization • ROV and trencher utilization 56% Shallow Water Abandonment • 65% liftboat, OSV and crewboat combined utilization • 31% diving support vessel (DSV) utilization • 14% utilization on the Epic Hedron heavy lift barge • 1,277 days P&A and coiled tubing (CT) systems utilization representing 68% utilization on 15 marketable P&A systems and six CT systems Production Facilities • Helix Producer I operated at full rates during quarter • Reduced oil and gas production due to scheduled maintenance in the Thunder Hawk field; stable production from the Droshky field EXECUTIVE SUMMARY First Quarter 2023 Segments

9 9 Q1 2023 • Cash and cash equivalents of $167 million (excludes $3 million of restricted cash) • Liquidity1 of $247 million • Long-term debt2 of $260 million • Net Debt3 of $91 million Share Repurchases • Acquired 660,000 Helix common shares for approximately $5 million under our repurchase program in Q1 • Share repurchases expected to align with our cash generation; Helix initially targeting 25% of Free Cash Flow for share repurchases EXECUTIVE SUMMARY Balance Sheet 1 Liquidity at is calculated as the sum of cash and cash equivalents and available capacity under Helix’s ABL facility and excludes restricted cash of approximately $3 million 2 Net of unamortized issuance costs 3 Net Debt is a non-GAAP financial measure; see non-GAAP reconciliations below

10 Operational Highlights

11 11 OPERATIONAL HIGHLIGHTS Segment Results ($ in millions, unaudited) Three Months Ended 3/31/23 3/31/22 12/31/22 Revenues Well Intervention 142 $ 106 $ 168 $ Robotics 49 37 49 Shallow Water Abandonment1 - 49 57 Production Facilities 21 18 28 Intercompany eliminations (12) (12) (14) Total 250 $ 150 $ 288 $ Gross profit (loss) % Well Intervention (4) $ (3)% $ (28) (27)% $ 6 3% Robotics 7 14% 4 9% 9 18% Shallow Water Abandonment1 7 15% 7 - 11% Production Facilities 6 28% 7 36% 11 38% Eliminations and other (1) - - Total 15 $ 6% $ (19) (12)% $ 31 11% Utilization Well Intervention vessels 80% 67% 97% Robotics vessels 91% 90% 96% Robotics assets (ROVs and trenchers) 56% 35% 58% Shallow Water Abandonment vessels1 58% - 67% Shallow Water Abandonment systems1 68% - 65% 1 Shallow Water Abandonment includes the results of Helix Alliance beginning July 1, 2022, the date of acquisition; system utilization includes 21 marketable spreads Amounts may not add due to rounding

12 12 • Q5000 – 59% utilized in Q1; performed production enhancement scopes on four wells under a multi-year campaign for Shell with a customer-provided 15K IRS; vessel completed scheduled regulatory inspection during the quarter • Q4000 – 100% utilized in Q1; completed a two-well production enhancement campaign for one customer and a one-well production enhancement scope for another customer; ended the quarter completing a two-well abandonment scope for a third customer • 15K IRS rental unit – idle in Q1 • 10K IRS units – 32% utilization on one system mobilizing for an 18-month contract offshore Australia OPERATIONAL HIGHLIGHTS Well Intervention - Gulf of Mexico

13 13 • Well Enhancer – 87% utilized in Q1; performed production enhancement operations on three wells for two customers and P&A operations on five wells for three customers • Seawell – 76% utilized in Q1; completed continuous suspended well decommissioning campaign on seven wells for four customers, then conducted well suspension operations on five wells for two other customers • Q7000 – completed paid transit to Malaysia from Nigeria and subsequent regulatory and project-driven dry & wet dock periods and sea trials; commenced paid transit to Australia at end of Q1; 41% utilization includes 37 days paid transit and mobilization with related fees and costs deferred and expected to be recognized in 2023 as the vessel conducts operations OPERATIONAL HIGHLIGHTS Well Intervention - North Sea & West Africa / Asia Pacific

14 14 • Siem Helix 1 – 94% utilized in Q1; performed decommissioning scopes on five wells in the Campos basin for Trident Energy • Siem Helix 2 – 100% utilized in Q1; performed production enhancement scope on one well and decommissioning scopes on four wells in the Campos basin for Petrobras OPERATIONAL HIGHLIGHTS Well Intervention - Brazil

15 15 OPERATIONAL HIGHLIGHTS Well Intervention Utilization 59% 93% 92% 83% 88% 58% 74% 89% 86% 80% 88% 97% 79% 63% 40% 31% 9% 38% 63% 71% 38% 42% 44% 79% 99% 68% 99% 99% 99% 98% 100% 100% 72% 52% 87% 88% 99% 92% 97% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Gulf of Mexico¹ North Sea & West Africa / Asia Pacific² Brazil³ All Well Intervention Vessels 1 Gulf of Mexico includes the Q4000 and Q5000 2 North Sea & West Africa / Asia Pacific includes the Seawell, Well Enhancer and Q7000 3 Brazil includes the Siem Helix 1 and Siem Helix 2

16 16 • Grand Canyon II (Asia Pacific) – 100% utilized in Q1 performing long-term decommissioning project offshore Thailand • Grand Canyon III (North Sea) – 76% utilized in Q1; performed oil and gas trenching for two customers and ROV survey support for another oil and gas customer; commenced a renewable trenching project for another customer at end of quarter • Shelia Bordelon (GOM) – 98% utilized in Q1 performing ROV survey support for one customer • Glomar Wave (North Sea) – 35 days, or 92% utilized, following delivery of the vessel in Q1 performing site clearance operations • Spot Vessels – 13 days of spot vessel operations during Q1 on the Horizon Enabler performing renewables trenching operations for one customer; Siem Topaz began mobilizing for its renewable trenching project offshore Taiwan • Trenching – 66 integrated vessel trenching days on oil and gas and renewables projects on the Grand Canyon III and Horizon Enabler and 90 days trenching with the i-Plough on a third-party vessel performing boulder clearance operations OPERATIONAL HIGHLIGHTS Robotics

17 17 OPERATIONAL HIGHLIGHTS Robotics Utilization 405 499 450 336 165 236 358 419 323 370 376 332 295 42 119 154 92 72 84 90 90 66 81 176 160 156 34% 34% 37% 32% 24% 36% 43% 38% 35% 53% 66% 58% 56% - 50 100 150 200 250 300 350 400 450 500 0% 10% 20% 30% 40% 50% 60% 70% Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Vessel Days Trenching Days¹ ROV utilization (%)² 1 Trenching days represent integrated vessel trenching activities on Helix-chartered vessels except for stand-alone trenching operations on third-party vessels of 69 days, 92 days and 90 days during Q2 2020, Q3 2020 and Q1 2023, respectively 2 ROV utilization included 44, 42, 40 and 39 work class ROVs during 2020, 2021, 2022 and 2023, respectively and four trenchers during 2020 and 2021; IROV boulder grab placed into service end of Q3 2022 and two trenchers placed into service December 1, 2022 Utilization Days

18 18 Offshore • Liftboats – nine liftboats with combined utilization of 86% in Q1 performing make safe, well abandonment, pipeline abandonment, CT, wireline, construction support, production support and dive support operations • OSVs – six OSVs and one crew boat with combined utilization of 39% in Q1 Energy Services • P&A Systems – 1,039 days utilization, or 77%, over 15 marketable P&A systems in Q1 • CT systems – 238 days utilization, or 44%, over six CT systems in Q1 Diving & Heavy Lift • DSVs – three diving support vessels with combined utilization of 31% in Q1 • Epic Hedron – heavy lift barge utilization of 14% during Q1 OPERATIONAL HIGHLIGHTS Shallow Water Abandonment

19 19 OPERATIONAL HIGHLIGHTS Shallow Water Abandonment Utilization 1 Liftboat utilization includes nine liftboats during Q1 2023 and ten liftboats during Q3-Q4 2022 2 Systems utilization includes six coiled tubing systems and 14 marketable P&A systems during Q3 2022, and six coiled tubing systems and 15 marketable P&A systems during Q4 2022 and Q1 2023 72% 95% 86% 41% 71% 30% 69% 74% 63% 0% 80% 26% 86% 39% 31% 14% 77% 44% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Liftboats¹ OSVs and Crew Boat Diving Vessels Heavy Lift Derrick Barge P&A Systems² Coiled Tubing Systems² Q3 22 Q4 22 Q1 23 The graph below presents the utilization statistics of the Helix Alliance vessels and equipment following their acquisition on July 1, 2022

20 Key Financial Metrics

21 21 Total funded debt1 of $267 million at 3/31/23 • $30 million Convertible Senior Notes due 2023 – 4.125% • Final maturity September 15, 2023 • $200 million Convertible Senior Notes due 2026 – 6.75% • $37 million MARAD Debt – 4.93% • Semi-annual amortization payments through maturity in Q1 2027 KEY FINANCIAL METRICS Debt Instrument Profile $0 $50 $100 $150 $200 $250 2023 2024 2025 2026 2027 Principal Payment Schedule at 3/31/23 ($ in millions) CSN 2023 CSN 2026 MARAD $34 1 Excludes $6 million of remaining unamortized debt issuance costs $9 $210 $9 $5

22 22 $267 $279 $208 $291 $254 $187 $167 $(496) $(440) $(406) $(350) $(305) $(264) $(260) $348 $426 $380 $452 $305 $285 $247 $(229) $(161) $(143) $(58) $22 $(75) $(91) ($500) ($400) ($300) ($200) ($100) $0 $100 $200 $300 $400 $500 Cash¹ Long-term debt² Liquidity³ Net Debt⁴ KEY FINANCIAL METRICS Debt & Liquidity Profile ($ in millions) 1 Cash includes cash and cash equivalents but excludes restricted cash at December 31, 2019 of $54 million, December 31, 2021 of $74 million, December 31, 2022 of $3 million and March 31, 2023 of $3 million 2 Long-term debt through December 31, 2020 was net of unamortized discounts and issuance costs; beginning January 1, 2021, long-term debt is net of issuance costs only 3 Liquidity is calculated as the sum of cash and cash equivalents and available capacity under Helix’s ABL facility and excludes restricted cash 4 Net Debt is a non-GAAP financial measure; see non-GAAP reconciliations below 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 3/31/23

23 2023 Outlook

24 24 2023 OUTLOOK Forecast ($ in millions) 2023 2022 Outlook Actual1 Revenues $ 1,020 - 1,200 873 $ Adjusted EBITDA2 210 - 250 121 Free Cash Flow2 110 - 150 18 Capital Additions3 50 - 70 69 Revenue Split: Well Intervention $ 640 - 690 524 $ Robotics 190 - 230 192 Shallow Water Abandonment1 170 - 250 125 Production Facilities1 70 - 80 82 Eliminations (50) (50) Total Revenue $ 1,020 - 1,200 873 $ 1 2022 Actual includes the results of Helix Alliance in the Shallow Water Abandonment segment beginning July 1, 2022, and Thunder Hawk field production in the Production Facilities segment beginning August 25, 2022 2 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations below 3 Capital Additions include regulatory certification costs for our vessels and systems as well as other capital expenditures

25 25 • Q4000 (Gulf of Mexico) – approximate 75-day dry dock commencing early Q2; subsequent awarded work into Q3 with identified opportunities and expected strong utilization for remainder of 2023 • Q5000 (Gulf of Mexico) – completed scheduled regulatory underwater inspection early April followed by contracted work on Shell multi-year campaign to late-Q3; subsequent awarded work into late-Q4 with expected strong utilization for remainder of 2023 • IRS rental units (Global) – 15K IRS has visibility for Q3; 10K IRS mobilizing for 18-month contract offshore Australia expected to commence Q2; second 10K IRS expected to be available to the rental market during the second half 2023 • Well Enhancer (North Sea) – contracted work to late-December and utilization expected through remainder of 2023 • Seawell (North Sea and Europe) – contracted work through remainder of 2023 and into 2024 • Q7000 (Asia Pacific) – completed transit to Australia mid-April for mobilization for contracted decommissioning projects offshore New Zealand and Australia expected to commence mid-Q2 2023 and to continue into late 2023 or early 2024 • Siem Helix 1 (Brazil) – under decommissioning contract for Trident Energy in the Campos Basin offshore Brazil through remainder of 2023 • Siem Helix 2 (Brazil) – contracted decommissioning and production enhancement work for Petrobras in various Basins offshore Brazil through remainder of 2023 2023 OUTLOOK Well Intervention

26 26 • Grand Canyon II (Asia Pacific) – continuing to perform contracted decommissioning and ROV support work offshore Thailand with full utilization expected during Q2; vessel expected to remain in Thailand well into 2H and should have close to full utilization for remainder of 2023 • Grand Canyon III (North Sea) – commenced North Sea trenching campaign end of Q1 and expected to be nearly fully utilized performing trenching scopes into December • Shelia Bordelon (U.S.) – performing ROV survey support project expected to continue into Q3; subsequently in spot market and expected to have strong utilization over remainder of 2023 with visibility in the Gulf of Mexico and on the U.S. east coast for possible wind farm projects • Horizon Enabler (North Sea) – flexible charter, expected to perform seasonal trenching campaign commencing in May and continuing into Q4; identified projects in Q4 in both Mediterranean and North Seas with good utilization expected for remainder of 2023 • Glomar Wave (North Sea) – three-year charter through 2025 with committed and optional days each year; currently performing UXO survey for one customer on offshore windfarm project expected into Q3 with visibility during the remainder of 2023 • Trenchers (Global) – seven trenchers entering 2023, with expected three working trencher spreads, two in the North Sea and one in Asia Pacific; remaining trenchers in spot market available to work on third-party vessels including the i-Plough trenching system for U.S. east coast operations; expect good utilization on five trenchers during 2023 • ROVs (Global) – expect seasonally strong utilization in all three regions during 2023 2023 OUTLOOK Robotics

27 27 • Offshore • Liftboats – expected high utilization on eight of nine liftboats during 2023 • OSVs – expected seasonality in activity, with stronger mid-year utilization and seasonal slowdown Q1 and Q4 • Energy Services • P&A Systems – expected strong utilization for 12 to 15 P&A systems during remainder of 2023 • Coiled Tubing Systems – expected utilization on one to three coiled tubing systems during remainder of 2023 • Diving & Heavy Lift • DSVs – diving services expected to be seasonal, with stronger mid-year utilization and seasonal slowdown Q1 and Q4 • Epic Hedron – heavy lift barge expected to begin working mid-Q2 with identified opportunities through the mid-year season 2023 OUTLOOK Shallow Water Abandonment

28 28 2023 Capital additions are forecasted at approximately $50 - $70 million: • Primarily maintenance capex related to regulatory recertification costs of our vessels and systems, which are reported in operating cash flows • Capital additions1 during Q1 approximated $25 million and included: • Approximately $19 million of regulatory certification costs • Approximately $6 million of capital expenditures • Capital additions during the remainder of 2023 are expected to be approximately $25 to $45 million Balance Sheet • Our total funded debt2 is expected to decrease by $34 million (from $267 million at March 31, 2023 to $233 million at December 31, 2023) as a result of scheduled principal payments during the remainder of 2023 • Remaining principal payment of $30 million of convertible senior notes due September 2023 Share Repurchase Program • Repurchased 660,000 shares for $5.0 million during Q1 2023 OUTLOOK Capital Additions & Balance Sheet 1 Capital additions represents total accrued capital additions; total cash capital spending was approximately $24 million during Q1 2 Excludes unamortized issuance costs

29 29 We plan to continue momentum on the three legs of our Energy Transition business model: production maximization, renewables and decommissioning • Expected continued strong operating and free cash flows in this environment • Annual maintenance capex anticipated to be approximately $50 million for foreseeable future Well Intervention • Expect strong Gulf of Mexico and North Sea intervention markets in 2024 with good utilization and rates • Seawell contracted backlog into 2024 • Expect continued operations in Brazil in 2024: • Q7000 under decommissioning contract with Shell in Brazil in 2024 • Siem Helix 1 on long-term contract with Trident in Brazil into Q4 2024, with options to extend • Siem Helix 2 on long-term contract with Petrobras through late 2024 • Second new 10K IRS expected to be available in rental market Robotics • Anticipate continued strong renewables trenching market • Expect continued renewables site clearance project opportunities, including in the U.S. markets • Continued tight ROV market • New Robotics assets: second IROV boulder grab and T-1400-2 jet trencher expected to be available during 2024 Shallow Water Abandonment • Expected strong Gulf of Mexico shallow water decommissioning market for foreseeable future Balance Sheet • No significant debt maturities until 2026 • Alliance earnout first half of 2024 • Execution of $200 million share repurchase program to align with free cash flow generation 2023 OUTLOOK Beyond 2023

30 Sustainability and ESG

31 31 “Safety, Sustainability and Value Creation – our core goals – support our vision as a preeminent offshore energy transition Company.” Owen Kratz, President and Chief Executive Officer, Helix Energy Solutions Group, Inc. Sustainability continues to drive our business strategy and decision-making with a renewed focus on our commitment to and participation in the world’s energy transition. Through production maximization, renewable energy support and decommissioning, our services lay the foundation for this transformation. Our 2022 Corporate Sustainability Report (available here) details our Greenhouse Gas reduction targets and the progress we have made year over year beginning with the baseline year of 2019 with a nearly 8% decrease in our Scope 1 emissions, a 30% decrease in our Scope 2 emissions and a nearly 43% decrease in our Scope 3 emissions. We focus on the risks and opportunities that climate change presents our Company and delve into the core of our business, our human capital. The disclosures in the 2022 Corporate Sustainability Report reflect our commitment to a more sustainable future and furthering our accountability to our investors, customers and employees. Corporate Sustainability SUSTAINABILITY AND ESG

32 32 Environmental, Social and Governance Environmental • Our business supports the responsible transition from a carbon-based economy through a three-pronged strategy of maximizing remaining oil and gas reserves, applying the techniques and technologies proven in offshore oil and gas fields to offshore renewables and wind farms, and abandoning and decommissioning end of life wells. These efforts are published in greater detail in our 2022 Corporate Sustainability Report, a copy of which is available on our website at https://www.helixesg.com/about-helix/our-company/corporate-sustainability/. Social • Human capital management is a priority at Helix. Investment in our human capital through competitive compensation and attractive benefits, including training and development is necessary to attract and retain talent Governance • Our Board is actively engaged on ESG strategy including health, safety, social, environmental and climate change issues through an open dialogue with management coupled with regular reports from key team members • Our Board has been significantly refreshed over the past four years adding five new members. As part of such long standing refreshment process, the Corporate Governance and Nominating Committee remained engaged in a search for additional independent directors with the diverse characteristics sought by the Board, and in September 2022 the Board added two new gender and ethnically diverse members SUSTAINABILITY AND ESG

33 Non-GAAP Reconciliations

34 34 NON-GAAP RECONCILIATIONS Non-GAAP Reconciliations Year Ended ($ in thousands, unaudited) 3/31/23 3/31/22 12/31/22 12/31/2022 Reconciliation from Net Income (Loss) to Adjusted EBITDA: Net income (loss) (5,165) $ (42,031) $ 2,709 $ (87,784) $ Adjustments: Income tax provision (benefit) (2,018) 2,140 2,529 12,603 Net interest expense 4,187 5,174 4,333 18,950 Other (income) expense, net (3,444) 3,881 (14,293) 23,330 Depreciation and amortization 37,537 33,488 40,096 142,686 Gain on equity investment - - - (8,262) EBITDA 31,097 2,652 35,374 101,523 Adjustments: Gain on disposition of assets (367) - - - General provision (release) for current expected credit losses 141 (126) 90 781 Change in fair value of contingent consideration 3,992 - 13,390 16,054 Acquisition and integtation costs 231 - 315 2,664 Adjusted EBITDA 35,094 $ 2,526 $ 49,169 $ 121,022 $ Free Cash Flow: Cash flows from operating activities (5,392) $ (17,413) $ 49,712 $ 51,108 $ Less: Capital expenditures, net of proceeds from sale of assets (6,300) (623) (28,514) (33,504) Free cash flow (11,692) $ (18,036) $ 21,198 $ 17,604 $ Net Debt: Long-term debt and current paturities of long-term debt 260,460 $ 301,613 $ 264,075 $ 264,075 $ Less: Cash and cash equivalents and restricted cash (169,182) (302,678) (189,111) (189,111) Net Debt 91,278 $ (1,065) $ 74,964 $ 74,964 $ Three Months Ended

35 35 NON-GAAP RECONCILIATIONS Non-GAAP Definitions Non-GAAP Financial Measures We define EBITDA as earnings before income taxes, net interest expense, gains or losses on extinguishment of long-term debt, gains and losses on equity investments, net other income or expense, and depreciation and amortization expense. Non-cash impairment losses on goodwill and other long-lived assets are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude the gain or loss on disposition of assets, acquisition and integration costs, the change in fair value of the contingent consideration and the general provision (release) for current expected credit losses, if any. Net debt is calculated as long-term debt including current maturities of long-term debt less cash and cash equivalents and restricted cash. We define Free Cash Flow as cash flows from operating activities less capital expenditures, net of proceeds from sale of assets. We use EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA, Free Cash Flow and Net Debt should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures. See reconciliation of the non-GAAP financial information presented in this press release to the most directly comparable financial information presented in accordance with GAAP.

36 36